As filed with the Securities and Exchange Commission on July 29, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suite 250
Lake Oswego, OR 97035
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1. Report to Stockholders.

the Jensen Portfolio

Letter from The Investment Adviser

DEAR FELLOW SHAREHOLDERS:

The Jensen Portfolio -- Class J Shares -- declined 23.90% for the year ended May 31, 2009, compared to a decline of 32.58% for the Standard & Poor’s 500 Index over this period. Please see pages 4 through 6 of this report for complete standardized performance information for the Portfolio.

At Jensen, stock selection added value in the Consumer Staples, Materials and Information Technology sectors, while detracting from returns in the Consumer Discretionary sector. Our underweighting of the Financials sector also added value as most financial companies suffered significant market loss during the severe economic downturn. Jensen was not immune to the impact of the financial sector, but the quality of our holdings held up better than the sector as a whole.

Market Perspective

The S&P 500 Index declined from 1,565 to 677 -- or nearly 57%, from its peak on October 9, 2007 to the recent bottom on March 9, 2009. On May 31 the S&P 500 closed at 919, up 36% from the low but still down 41% from the peak.

During this time, much of which was within the Portfolio’s fiscal year, we have witnessed a near collapse of the global banking system and a recession that has been deeper and longer than any since The Great Depression. The U.S. unemployment rate exceeds 9%, the housing market remains sluggish, business activity has slowed and consumers are more cautious about their spending. The Federal fiscal and monetary response, including government ownership of several large institutions, has been enormous and unparalleled in our country’s history.

The volatility that has plagued the markets through much of fiscal 2009 allowed The Jensen Portfolio to outperform its benchmark due to the downside protection we expected (and received) from the quality growth companies we held. All were purchased at discounts to our estimates of their intrinsic values.

We used this tumultuous period in the market in an effort to harvest substantial tax losses that should limit capital gains distributions in the future.

While quality growth companies had significantly outperformed the benchmark during the first few months of the new fiscal year, they were seen as a source of liquidity in the latter portion of calendar 2008 as investors fled to cash. Even companies traditionally viewed as defensive plays fell at double-digit rates while redemptions from mutual funds and hedge funds spiked and contributed to falling prices for virtually every asset class.

The first quarter of 2009 continued to be painful for equity investors until the market finally hit bottom in early March as noted earlier. Since that time lower quality companies have, in general, significantly outperformed higher quality companies. Nevertheless, the companies in The Jensen Portfolio captured a substantial portion of the market’s updraft returns through the Portfolio’s May 2009 fiscal year-end.

Amid the prospects of a slow economic recovery, higher inflation, lower U.S. growth and a likely rise in economic deglobalization, consumers are deleveraging their personal balance sheets, with loan demand and retail sales falling considerably. Businesses are responding with lower capital expenditures, job cuts, and decreased expansion and other growth generating initiatives in an effort to preserve capital.

The Effect at Jensen

The substantial market contraction that began in 2008 provided us attractive buying opportunities for a handful of diverse companies. While the five new companies are quite different in size and scope, all are strong examples of the quality growth companies we seek and we believe they represent upgrades to the portfolio.

Our top contributors for the fiscal year were all new additions to the portfolio, including Ametek, Amphenol and Cognizant Technology Solutions. While we have been following these companies for some time, the combination of their strong future business prospects, technologically-focused strategies and attractive market prices made these businesses that much more compelling.

Details about these and two other additions to the portfolio can be found under “Portfolio Additions and Eliminations.”

Significant detractors for the fiscal year included General Electric (which we exited earlier this calendar year and is discussed later in this report.)

Also detracting from the Portfolio’s performance were Emerson Electric, Medtronic and Stryker. The underlying fundamental strength of these companies and their solid long-term opportunities gives us confidence that our patience should be rewarded once short-term concerns dissipate. Despite worries over pending domestic health care legislation, the opportunities for Medtronic and Stryker remain compelling although our expectations for these companies have been lowered. Emerson Electric will likely see a slower recovery than most. However, the company is taking aggressive steps that should position it to take advantage of a recovery.

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Portfolio Additions and Eliminations

As mentioned earlier, we are pleased to have added Ametek, Amphenol and Cognizant Technology Solutions to The Jensen Portfolio during the year, as well as Oracle and United Technologies.

Ametek is a manufacturer of electronic instruments and motors sold into a diverse array of niche markets. The primary markets served include aerospace, oil, gas, chemical and petrochemicals, and research and quality control labs. The vast majority of Ametek’s sales are of products that are number one or number two in market share, a position of strength for innovation and pricing. Ametek has a goal of doubling revenue and earnings over the next five years through a combination of organic sales growth and acquisitions. Based upon its record of success, we believe these results are attainable.

Amphenol is a designer, manufacturer and marketer of connectors, cable and interconnect systems serving the Information Technology and Communications, Industrial, and Commercial Aerospace and Military markets. The company’s decentralized management structure has allowed it to quickly reduce operating costs in light of the current economic slowdown. In addition, it’s used their strong balance sheet to take advantage of an attractive mergers and acquisitions environment. Amphenol’s global scale represents a barrier to entry and allows the firm to provide high levels of service to multinational customers. Amphenol stands as the most profitable company among its primary competitors due to an emphasis on profitable end-markets where it can differentiate based on technological innovation.

Cognizant Technology is a small, New Jersey-based provider of custom IT consulting and technology services. It also provides outsourcing services for North American companies and, to a lesser extent, ones in Europe and Asia. As an Indian offshore IT service provider, Cognizant enjoys competitive advantages such as wage arbitrage, its global delivery model and its small size. Although India is experiencing wage inflation, the typical Indian software engineer still earns one-eighth the salary of his/her U.S. or European counterpart. As customers shift their IT outsourcing, Cognizant is ideally suited to smaller, shorter duration projects. Jensen anticipates a slowing but very robust growth rate for Cognizant’s future business.

Oracle Corporation is the largest enterprise software company in the world and the only such company to have a complete software “stack”, or hierarchy of technology applications. This allows the company to bundle product offerings for its customers. These offerings have been broadened over time through the company’s technological leadership and its successful integration of acquired businesses. Following our purchase for the Portfolio, Oracle announced the acquisition of Sun Microsystems. Unlike earlier acquisitions made by Oracle, Sun is a provider of hardware and software and does not possess the same leadership position in its respective markets. It is, however, an exciting opportunity for Oracle to bundle the acquired company’s complementary software and hardware solutions for sale to existing customers. Moreover, the purchase of Sun is less expensive relative to other Oracle acquisitions.

United Technologies is a large industrial conglomerate with leadership positions in six distinct segments including: Otis, the global manufacturer and distributor of elevators, escalators and moving sidewalks; Carrier, which services commercial, residential and industrial clients with heating ventilation and air conditioning systems; Pratt & Whitney, a provider of commercial, general aviation and military engines, parts and service; and Hamilton Sundstrand, which provides aerospace and industrial products and services. United Technologies is broadly diversified both geographically and in its business lines. Approximately 60% of the firm’s revenues are derived outside the U.S. Management has focused on improving margins and continues to utilize its free cash flow to fund both organic growth and opportunistic acquisitions.

In mid 2008 we sold our remaining position in the McGraw-Hill Companies. While the education and media segments of McGraw-Hill’s business have provided a stable foundation, the more significant growth in recent years has come from the Standard & Poor’s brand financial services business. As Standard & Poor’s business of rating fixed income issuances has slowed considerably, we do not have the clarity desired to determine the future growth of that business. Thus, our decision to sell was made.

We also exited our position in Bed, Bath & Beyond. We have long considered the company one of the best retail industry operators in part due to store managers’ autonomy to tailor purchasing decisions and inventories to the needs of their particular customers. But while we hold the management of Bed, Bath & Beyond in high regard, worries about reduced consumer spending prompted a decision in 2008 to trim the position significantly. This past Fall, as the outlook for consumer spending weakened, we exited the position to pursue more attractive alternatives.

In late 2008 we sold our position in Patterson Companies. While we continue to believe the company’s strategy of distributing consumables and equipment for the dental, veterinarian and rehabilitative services industries is a sound one, execution of the strategy has been inconsistent. The robust alternatives offered by other companies in our investable universe provided us the opportunity to upgrade the Portfolio.

Thus far in 2009 we exited positions in General Electric and Wells Fargo. Both of these companies have suffered tremendous turmoil from the credit crisis, albeit to a lesser extent at GE given that its financial business accounts for roughly half of the company’s revenues. It is debatable, perhaps, whether the broad brush applied to these high

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quality companies as part of the entire financial industry was deserved. Nonetheless, that and other factors caused us to reconsider our investments. Moreover, in the opinion of the Jensen Investment Management team, Wells Fargo no longer qualifies for our investment discipline and GE will also likely be disqualified by the end of its next fiscal year.

The Jensen Outlook

It appears that the current recession may be slowing its rate of decline and perhaps nearing its end. But a growing consensus among economists and market strategists seems to center around the prospect of the U.S. economy entering into a “new normal” period over the next two to five years characterized by below average growth in GDP, deleveraged business and consumer financial statements, rising inflation and interest rates and more government regulation. Given this economic and regulatory scenario, market strategists opine that stock investors will likely receive below average returns over the next several years. We believe that long-term positives exist for investors in quality growth companies.

The earnings outlook for U.S. companies remains uncertain as the impact of a slowing global economy continues. However, while earnings growth may slow it should continue to be positive. Strong cash flows should enable management teams to reinvest in their businesses and make acquisitions fueling gains in market share, without substantial borrowing to fund such spending. Despite the global economic turmoil, strong free cash flow has allowed many companies in the Portfolio to once again increase dividend payouts, providing current compensation to patient shareholders. Despite the recent rally in the markets, valuations may offer a wealth of opportunities to upgrade investment portfolios with quality firms.

We anticipate continued volatility in the markets and further uncertainty over the financial health of consumers and businesses alike. But, we believe that stock selection, particularly of quality growth companies, will continue to be of added importance to long-term investors in the months to come.

We appreciate your continued support and, as always, welcome your feedback.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 2009 and is subject to change, and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Current and future portfolio holdings are subject to risk.

The Fund is nondiversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Any of the tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representative may give legal or tax advice.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Portfolio is distributed by Quasar Distributors, LLC (07/09).

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Average Annual – FOR PERIODS ENDED MAY 31, 2009

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
the Jensen Portfolio - Class J	-23.90%	-4.84%	-2.18%	2.51%
S&P 500 Stock Index	-32.58%	-8.24%	-1.90%	-1.71%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on May 31, 1999 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED MAY 31, 2009
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
the Jensen Portfolio - Class R	-24.10%	-5.10%	-2.42%	0.16%
S&P 500 Stock Index	-32.58%	-8.24%	-1.90%	0.77%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on July 30, 2003, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

Average Annual – FOR PERIODS ENDED MAY 31, 2009
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
the Jensen Portfolio - Class I	-23.71%	-4.64%	-1.98%	0.62%
S&P 500 Stock Index	-32.58%	-8.24%	-1.90%	0.77%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on July 30, 2003, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

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the Jensen Portfolio

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Statement of Assets & Liabilities

May 31, 2009

Assets:

Investments, at value (cost $1,640,196,503)	$1,652,449,019
Dividends receivable	2,959,009
Receivable for capital stock issued	2,891,367
Other assets	101,637
Total Assets	1,658,401,032

Liabilities:
Payable to Investment Adviser	795,190
Payable for capital stock redeemed	4,709,210
Other accrued expenses	950,721
Total Liabilities	6,455,121
NET ASSETS	$1,651,945,911

NET ASSETS CONSIST OF:
Capital stock	1,778,394,523
Unrealized appreciation on investments	12,252,516
Accumulated undistributed net investment income	3,060,148
Accumulated undistributed net realized loss	(141,761,276)
Total Net Assets	$1,651,945,911

NET ASSETS CONSIST OF:
Class J Shares:
Net assets	$1,340,826,938
Shares outstanding	68,877,600
Net Asset Value Per Share
(2,000,000,000 shares authorized, $.001 par value)	$19.47

Class R Shares:
Net assets	$7,562,190
Shares outstanding	389,875
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$19.40

Class I Shares:
Net assets	$303,556,783
Shares outstanding	15,585,514
Net Asset Value Per Share
(1,000,000,000 shares authorized, $.001 par value)	$19.48

8	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

the Jensen Portfolio

Schedule of Investments

May 31, 2009
(shown as a percentage of total net assets)

SHARES		VALUE
	Common Stock - 98.59%

	Aerospace & Defense - 3.06%
960,000	United Technologies
	Corporation	$50,505,600

	Beverages - 8.14%
1,291,000	The Coca-Cola Company	63,465,560
1,364,000	PepsiCo, Inc.	70,996,200
		134,461,760

	Capital Markets - 1.31%
532,000	T. Rowe Price Group, Inc.	21,583,240

	Chemicals - 4.81%
1,103,000	Ecolab, Inc.	41,197,050
523,000	Praxair, Inc.	38,283,600
		79,480,650

	Electrical Equipment - 5.58%
1,094,000	Ametek, Inc.	34,406,300
1,799,000	Emerson Electric Company	57,729,910
		92,136,210

	Electronic Equipment,
	Instruments & Components - 3.57%
1,765,200	Amphenol Corporation	58,940,028

	Food & Staples Retailing - 3.38%
2,333,000	Sysco Corporation	55,898,680

	Health Care Equipment & Supplies - 9.32%
2,234,400	Medtronic, Inc.	76,751,640
2,008,000	Stryker Corporation	77,187,520
		153,939,160

	Household Products - 9.93%
745,000	Clorox Company	39,067,800
940,000	Colgate-Palmolive Company	61,993,000
1,214,000	The Procter & Gamble
	Company	63,055,160
		164,115,960

	Industrial Conglomerates - 4.45%
1,286,500	3M Company	73,459,150

	IT Services - 10.50%
1,792,500	Automatic Data
	Processing, Inc.	68,132,925
2,457,000	Cognizant Technology
	Solutions Corporation (a)	61,891,830
1,589,000	Paychex, Inc.	43,490,930
		173,515,685

	Life Science Tools & Services - 3.70%
1,411,000	Waters Corporation (a)	61,124,520

	Machinery - 3.98%
1,089,000	Danaher Corporation	65,721,150

	Media - 3.76%
2,040,000	Omnicom Group, Inc.	62,220,000

	Pharmaceuticals - 8.71%
1,450,000	Abbott Laboratories	65,337,000
1,425,500	Johnson & Johnson	78,630,580
		143,967,580

	Professional Services - 3.43%
2,079,000	Equifax, Inc.	56,590,380

	Software - 10.96%
2,082,000	Adobe Systems, Inc. (a)	58,670,760
4,053,200	Microsoft Corporation	84,671,348
1,924,000	Oracle Corporation	37,691,160
		181,033,268
	Total Common Stocks
	(Cost $1,616,440,505)	1,628,693,021

	Short Term Investments - 1.44%

	Money Market Fund - 1.44%
23,755,998	Fidelity Institutional Money
	Market Fund - Government
	Portfolio	23,755,998
	Total Short Term Investments
	(Cost $23,755,998)	23,755,998

	Total Investments (Cost
	$1,640,196,503) - 100.03%	1,652,449,019
	Liabilities in Excess of Other
	Assets - (0.03)%	(503,108)
	NET ASSETS - 100.00%	$1,651,945,911

(a) Non income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	9

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Statement of Operations

Year Ended May 31, 2009

Investment Income:

Dividend income	$41,732,921
Interest income	340,997
42,073,918

Expenses: (1)

Investment advisory fees	8,999,498
12b-1 fees - Class J	3,717,388
Administration fees	733,507
Directors’ fees and expenses	205,179
Transfer agent fees - Class J	198,963
Custody fees	180,249
Federal and state registration fees	155,299
Reports to shareholders - Class J	141,650
Fund accounting fees	126,090
Transfer agent expenses	106,353
Professional fees	79,206
Other	59,897
Shareholder servicing fees - Class I	57,895
12b-1 fees - Class R	39,616
Reports to shareholders - Class I	10,223
Reports to shareholders - Class R	2,334
Transfer agent fees - Class I	1,225
Transfer agent fees - Class R	932
Total expenses	14,815,504

NET INVESTMENT INCOME	27,258,414

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:
Net realized loss on investment
transactions	(135,983,920)
Change in unrealized depreciation on
investments	(451,019,508)
Net loss on investments	(587,003,428)

NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$(559,745,014)

(1)	See Note 1 (g) in Notes to the Financial Statements for more information about the allocation of expenses to each class of shares.

Statements of Changes in Net Assets

	YEAR ENDED	YEAR ENDED
	MAY 31, ‘09	MAY 31, ‘08
Operations:
Net investment income	$27,258,414	$21,666,573
Net realized gain (loss) on
investment transactions	(135,983,920)	89,551,484
Change in unrealized
depreciation on
investments	(451,019,508)	(201,296,791)
Net decrease in net assets
resulting from operations	(559,745,014)	(90,078,734)

Capital Share Transactions:
Shares sold - Class J	803,359,524	326,193,682
Shares sold - Class R	8,151,048	6,357,612
Shares sold - Class I	230,627,795	127,102,066
Shares issued to holders in
reinvestment of
dividends - Class J	66,067,487	29,935,277
Shares issued to holders in
reinvestment of
dividends - Class R	278,440	289,339
Shares issued to holders in
reinvestment of
dividends - Class I	14,334,253	6,125,614
Shares redeemed - Class J	(705,222,470)	(505,722,375)
Shares redeemed - Class R	(16,770,280)	(9,094,633)
Shares redeemed - Class I	(174,085,141)	(111,653,034)
Net increase (decrease)	226,740,656	(130,466,452)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
Net investment income - Class J	(22,036,300)	(17,371,282)
Net investment income - Class R	(107,216)	(139,969)
Net investment income - Class I	(5,117,777)	(4,034,303)
Net realized capital gains - Class J	(46,293,906)	(13,887,735)
Net realized capital gains - Class R	(171,218)	(149,385)
Net realized capital gains - Class I	(10,000,090)	(2,576,922)
Total dividends and
distributions	(83,726,507)	(38,159,596)

DECREASE IN NET ASSETS	(416,730,865)	(258,704,782)

NET ASSETS:
Beginning of year	2,068,676,776	2,327,381,558
End of year (including
undistributed net
investment income of
$3,060,148 and $3,063,026,
respectively)	$1,651,945,911	$2,068,676,776

10	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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Financial Highlights

Class J

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06	MAY 31, ‘05
Per Share Data:
Net asset value, beginning of year	$ 26.91	$ 28.53	$ 24.37	$ 23.79	$ 23.82

Income from investment operations:
Net investment income	0.30	0.27	0.22	0.22	0.18
Net realized and unrealized gains (losses)
on investments	(6.78)	(1.42)	4.16	0.56	(0.03	)(1)
Total from investment operations	(6.48)	(1.15)	4.38	0.78	0.15

Less distributions:
Dividends from net investment income	(0.31)	(0.26)	(0.22)	(0.20)	(0.18)
Dividends from net realized capital gains	(0.65)	(0.21)	—	—	—
Total distributions	(0.96)	(0.47)	(0.22)	(0.20)	(0.18)
Net asset value, end of year	$ 19.47	$ 26.91	$ 28.53	$ 24.37	$ 23.79
Total return	-23.90%	-4.08%	18.05%	3.30%	0.61%

Supplemental data and ratios:
Net assets, end of year (000’s)	$1,340,826	$1,706,765	$1,963,520	$1,764,212	$2,680,169

Ratio of expenses to average net assets	0.86%	0.85%	0.85%	0.85%	0.85%

Ratio of net investment income to
average net assets	1.47%	0.95%	0.83%	0.85%	0.77%

Portfolio turnover rate	23.59%	8.25%	13.77%	10.20%	8.81%

(1)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	11

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Financial Highlights

Class R

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06	MAY 31, ‘05
Per Share Data:
Net asset value, beginning of period	$26.81	$ 28.43	$ 24.29	$ 23.71	$ 23.76

Income from investment operations:
Net investment income	0.23	0.22	0.15	0.14	0.14
Net realized and unrealized gains (losses)
on investments	(6.75)	(1.44)	4.14	0.59	(0.05	)(1)
Total from investment operations	(6.52)	(1.22)	4.29	0.73	0.09

Less distributions:
Dividends from net investment income	(0.24)	(0.19)	(0.15)	(0.15)	(0.14)
Dividends from net realized capital gains	(0.65)	(0.21)	0.00	0.00	0.00
Total distributions	(0.89)	(0.40)	(0.15)	(0.15)	(0.14)
Net asset value, end of period	$19.40	$ 26.81	$ 28.43	$ 24.29	$ 23.71
Total return	-24.10%	-4.34%	17.73%	3.07%	0.40%

Supplemental data and ratios:
Net assets, end of period (000’s)	$7,562	$18,662	$22,272	$ 21,100	$ 23,884

Ratio of expenses to average net assets	1.13%	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income to
average net assets	1.18%	0.70%	0.58%	0.60%	0.54%

Portfolio turnover rate	23.59%	8.25%	13.77%	10.20%	8.81%

(1)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.

12	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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Financial Highlights

Class I

	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07	MAY 31, ‘06	MAY 31, ‘05
Per Share Data:
Net asset value, beginning of period	$26.91	$28.53	$24.38	$23.80	$23.82

Income from investment operations:
Net investment income	0.37	0.30	0.25	0.24	0.23
Net realized and unrealized gains (losses)
on investments	(6.80)	(1.38)	4.16	0.59	(0.04	)(1)
Total from investment operations	(6.43)	(1.08)	4.41	0.83	0.19

Less distributions:
Dividends from net investment income	(0.35)	(0.33)	(0.26)	(0.25)	(0.21)
Dividends from net realized capital gains	(0.65)	(0.21)	0.00	0.00	0.00
Total distributions	(1.00)	(0.54)	(0.26)	(0.25)	(0.21)
Net asset value, end of period	$19.48	$26.91	$28.53	$24.38	$23.80
Total return	-23.71%	-3.86%	18.23%	3.56%	0.77%

Supplemental data and ratios:
Net assets, end of period (000’s)	$303,557	$343,250	$341,589	$309,587	$288,428
Ratio of expenses to average net assets	0.61%	0.61%	0.65%	0.67%	0.67%
Ratio of net investment income to
average net assets	1.72%	1.20%	1.03%	1.03%	0.95%
Portfolio turnover rate	23.59%	8.25%	13.77%	10.20%	8.81%

(1)	The amount shown may not correlate with the aggregate gains (losses) of portfolio securities due to timing of subscriptions and redemption of fund shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	13

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Notes to the Financial Statements

May 31, 2009

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc. (the “Fund”) was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee; Class R shares are subject to a 0.50% 12b-1 fee and Class I shares are subject to a 0.10% shareholder servicing fee, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees and shareholder servicing fee, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at current bid price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors. Variable rate demand notes, if any, are valued at cost which approximates fair value.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund invests only in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are not applicable to the Fund. There were no securities valued using the fair value procedures by the Board of Directors as of May 31, 2009.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2009, undistributed net investment income was increased by $1 and accumulated net realized gain was decreased by $1.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the period ended May 31, 2009. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2009, open Federal tax years include the tax years ended May 31, 2005 through 2009. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Fair Value Measurement - The Fund has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) which establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

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the Jensen Portfolio

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities and certain money market securities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. The table below is a summary of the inputs used to value the Fund’s investments as of May 31, 2009.

Description	Total	Level 1	Level 2	Level 3
Assets:
Investments	$1,652,449,019	$1,652,449,019	$—	$—
Total.	$1,652,449,019	$1,652,449,019	$—	$—

d) Distributions to Shareholders – Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial reporting and tax are reclassified to capital stock.

e) Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Guarantees and Indemnifications – Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

g) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets. Transfer Agent Fees and Reports to Shareholders are allocated based on the number of shareholder accounts in each class. 12b-1 Fees are expensed at 0.25% of daily net assets of Class J shares and 0.50% of daily net assets of Class R shares. Shareholder Servicing Fees are expensed at up to 0.10% of the daily net assets of Class I shares.

h) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund may invest in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	YEAR ENDED	YEAR ENDED
	MAY 31, ‘09	MAY 31, ‘08
Class J
Shares sold	37,225,291	11,906,634
Shares issued to holders in
reinvestment of dividends	3,522,693	1,067,519
Shares redeemed	(35,301,837)	(18,374,345)
Net increase (decrease)	5,446,147	(5,400,192)
Shares outstanding:
Beginning of year	63,431,453	68,831,645
End of year	68,877,600	63,431,453

Class R
Shares sold	441,578	230,410
Shares issued to holders in
reinvestment of dividends	14,914	10,341
Shares redeemed	(762,657)	(328,249)
Net decrease	(306,165)	(87,498)
Shares outstanding:
Beginning of year	696,040	783,538
End of year	389,875	696,040

Class I
Shares sold	10,808,369	4,611,371
Shares issued to holders in
reinvestment of dividends	765,033	218,956
Shares redeemed	(8,743,398)	(4,049,823)
Net increase	2,830,004	780,504
Shares outstanding:
Beginning of year	12,755,510	11,975,006
End of year	15,585,514	12,755,510

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2009, were $581,001,396 and $420,421,766 respectively.

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4. Income Taxes

The cost of investments differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The distributions of $27,261,292 and $21,545,554 paid during the years ended May 31, 2009 and 2008, respectively, were classified as ordinary for income tax purposes. Distributions of $56,465,215 and $16,614,042 paid during the years ended May 31, 2009 and 2008, respectively were classified as long term capital gain for income tax purposes.

At May 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,640,196,503
Gross unrealized appreciation	157,405,568
Gross unrealized depreciation	(145,153,052)
Net unrealized appreciation	12,252,516
Undistributed ordinary income	3,060,148
Undistributed long-term capital gain	701
Total distributable earnings	3,060,849
Other accumulated losses	(141,761,977)
Total accumulated losses	$(126,448,612)

As of May 31, 2009, the Fund deferred on a tax basis, post-October losses of $141,761,977.

5. Line of Credit

The Fund has a $250 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The line of credit has a one year term and is reviewed annually by the Board of Directors. The current agreement runs through December 20, 2009. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. As of May 31, 2009, the rate on the Fund’s line of credit was 2.75%. For the fiscal year ended May 31, 2009, the average borrowings and interest rate were $211,293 and 3.54%, respectively. The May 8, 2009 balance of $15,024,000 was the maximum borrowing during the fiscal year. The Fund incurred $6,641 in interest expense during the year ended May 31, 2009.

6. Investment Advisory Agreement

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s daily net assets.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may make payment to the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan (the “Servicing Plan”) under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Jensen Portfolio, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc. (the “Fund”) at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
July 15, 2009

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Expense Example – May 31, 2009 (Unaudited)

As a shareholder of The Jensen Portfolio (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (December 1, 2008 – May 31, 2009).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5%per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Example Tables

The Jensen Portfolio–Class J
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2008	MAY 31, 2009	DECEMBER 1, 2008 – MAY 31, 2009
Actual	$1,000.00	$1,000.30	$4.39
Hypothetical (5% annual return before expenses)	1,000.00	1,020.54	4.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

The Jensen Portfolio–Class R
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2008	MAY 31, 2009	DECEMBER 1, 2008 – MAY 31, 2009
Actual	$1,000.00	$998.70	$5.73
Hypothetical (5% annual return before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

The Jensen Portfolio–Class I
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	DECEMBER 1, 2008	MAY 31, 2009	DECEMBER 1, 2008 – MAY 31, 2009
Actual	$1,000.00	$1,001.60	$2.89
Hypothetical (5% annual return before expenses)	1,000.00	1,022.04	2.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.58%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Additional Information (Unaudited)

1. INVESTMENT ADVISORY AGREEMENT DISCLOSURE

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that a fund’s board of directors, including a majority of disinterested directors voting separately, review and approve the terms of the fund’s investment advisory agreement on an annual basis.

In its most recent deliberations concerning whether to renew The Jensen Portfolio’s (the “Fund”) Amended and Restated Investment Advisory and Service Contract (the “Agreement”) with Jensen Investment Management, Inc., the Fund’s investment adviser (the “Adviser”), the Fund’s Board of Directors, including the Fund’s disinterested directors (the “Board”), conducted a review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for the Board to assess the reasonableness of the advisory fee payable under the Agreement and to evaluate whether to continuation the Agreement.

The entire Board first met in person on April 9, 2008 to consider the information provided by the Adviser and discuss the proposed renewal of the Agreement. The Board’s disinterested directors (the “Independent Directors”) met separately with their legal counsel on April 9, 2008 to review the Adviser’s presentation and identify additional information they needed to evaluate the Advisory Agreement. The Independent Directors reconvened in person in a separate meeting on July 16, 2008 to consider additional materials provided by the Adviser at their request. The meeting of the Independent Directors was immediately followed by a meeting of the entire Board to consider the continuation of the Agreement. At those meetings, the Board considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling. Moreover, not every factor was given the same weight by each director.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. The Board reviewed the terms of the Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the recent additions to the Adviser’s staff to support research activities, compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers. The Board also noted the Adviser’s acquisition of new investment databases and analysis services, increasing the resources available to manage the Fund and enhance the Adviser’s research capabilities.

The Board analyzed the Adviser’s business continuity plans, its organizational and ownership structure, and the composition of its five-person investment committee, which makes all investment decisions for the Fund. The Board noted that the Adviser added a new employee shareholder, bringing the total number of owners to seven. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Agreement continued to be satisfactory.

Investment Performance

The Board examined the investment performance of the Fund compared to appropriate securities indices, to appropriate Lipper and Morningstar categories, and to other mutual funds of similar asset size and with similar investment objectives and strategies. Performance over one-, three-, five- and ten-year periods for the Fund was analyzed. The Board noted the favorable performance of the Fund for the one- and ten-year periods compared to its benchmark index and comparable funds, but noted that the Fund’s results for the three- and five-year periods underperformed its benchmark index and comparable funds. Moreover, the Board found that redemptions of Fund shares during the last 12 months exceeded sales of new Fund shares, resulting in lower overall assets in the Fund from the prior year. The Board considered the Adviser’s view that the Fund’s lack of exposure to the energy and utility sectors, which contained no companies that qualified under the Fund’s investment criteria, contributed to the Fund’s underperformance during these periods. The Board also understood, based on the data presented, that due to strong economic activity during the three- and five-year periods, lower quality companies (as ranked by Standard & Poor’s) outperformed the higher quality companies found in the Fund’s portfolio.

The Board observed that the Adviser appeared to have adhered to its strict investment discipline. The Board also considered the Fund’s long-term investment strategy and the Adviser’s belief that over time the favorable business performance of the Fund’s portfolio companies would be reflected in similar market returns. As a result of these and other factors, the Board concluded that the long-term investment performance of the Fund continued to be satisfactory, though it encouraged the Adviser to continue to address the net redemption of Fund shares.

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Advisory Fee and Expense Ratio

The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category. The Board noted that the Fund’s advisory fee of 0.50% was slightly below the median, but slightly above the average for its category. When compared against retail class shares only of actively managed funds in the same category, the Board observed that the fee was below both the median and average. The Board also noted that the Fund is a single fund (as opposed to one of a larger complex of funds) and that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a few existing clients where the competitive market required a lower fee, the Adviser charges its separate accounts a minimum of 0.50%.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board noted that the Fund’s expense ratio was slightly higher than the average in its Lipper category but significantly below the average of its Morningstar category, and that the Fund had a low portfolio turnover rate. The Board also noted that when compared to retail class shares of actively managed funds in the Fund’s Lipper category, the Fund’s expense ratio was lower.

Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer group.

Profitability of the Adviser

The Board considered the profitability of the Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2007 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers. When appropriate adjustments for certain marketing revenues and expenses were made, it appeared that the Adviser’s pre-tax profit was not significantly higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms. It was noted that the Adviser’s profitability may have been overstated due to the relatively low salaries and bonuses paid to its investment professionals, who may receive distributions of profits through their equity ownership in the firm. The Board also considered the facts that the Adviser pays certain administrative expenses of the Fund, including certain sub-transfer agency costs and the cost of the Fund’s Chief Compliance Officer, that the Fund had been subsidized by the Adviser during the early years of the Fund’s existence, and that only in the most recent five years, as the Fund’s assets under management have grown, has the Fund contributed significantly to the Adviser’s profits.

The Board also examined the Adviser’s profitability from the Fund on a stand-alone basis against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board understood that economies of scale are realized from managing one fund compared to managing over 100 separate accounts. The Board also understood that in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies. The Board noted that Adviser’s profitability from the Fund for 2008 was projected to be lower as a result of the declining asset levels of the Fund. The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.85% for the nine months ended February 28, 2008. Regarding the issue of breakpoints, the Board observed from the data presented that most funds with breakpoints below the Fund’s 0.50% advisory fee had higher overall advisory fees at the same asset levels. The Board acknowledged the decline in Fund assets in the past year, making economies of scale less likely since the last time the Board considered a breakpoint in the Fund’s advisory fee. Based on the data presented, the Board concluded that a breakpoint in the Fund’s advisory fee was not warranted at this time.

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Other Benefits

The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser’s non-Fund business was approximately 33% of the Adviser’s total business. The Board concluded that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify and likely not significant.

Other Factors and Considerations

The Board acknowledged that it periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

After considering all the relevant factors, none of which was identified by any Director as controlling, the Board of Directors, including all of the Independent Directors, voted unanimously on July 16, 2008 to renew the Agreement for a one-year term.

2. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2009 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2009.

Additional Information Applicable to Foreign Shareholders Only:
The Fund designates 0.93% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

3. AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

4. PORTFOLIO HOLDINGS

The Jensen Portfolio will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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5. ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS

Independent Directors

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Roger A. Cooke J.D., 60 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Independent Director	Indefinite Term; since June 1999.	Senior Vice President and General Counsel of Precision Castparts Corp., an investment casting and forging company, (2000 – present); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold C.P.A. (Retired), 61 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1	Director of StoriedLearning, Inc. (2000 – 2003); Director of St. Mary’s Academy, a non-profit high school (2000 – present); Director of Laika, Inc. (formerly Will Vinton Studios), an animation studio (2002 – present); Director of The Sisters of the Holy Names Foundation (2004 – present). Director of the Holy Names Heritage Center (2007 – present).

22

the Jensen Portfolio

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Thomas L. Thomsen, Jr., 65 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher, 59 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Independent Director	Indefinite Term; since July 2007.	Chairman and CEO of Complí, a web-based compliance and risk management software solution company (2002 – present).	1	NW Natural (a natural gas distribution and service provider).

DIRECTOR EMERITUS

Louis B. Perry, Ph.D, 91 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Director Emeritus	Indefinite Term; Served since inception (at times as Director Emeritus).	Retired	1	None

23

the Jensen Portfolio

Interested Directors and Officers

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Val E. Jensen,* 79 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004).	1	None

Gary W. Hibler,* Ph.D., 65 The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch (2008 – present) a non-profit environmental group.

Robert D. McIver,* 43 Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	President	1 Year Term; Served since February 2007.	President of Jensen Investment Management, Inc. (February 2007 – present); Director of Operations of Jensen Investment Management, Inc. (2004-February 2007); General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001-2004).	N/A	N/A

Robert F. Zagunis,* 55 Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Vice President	1 Year Term; Served since July 1993.	Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

24

the Jensen Portfolio

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Robert G. Millen,* 62 Jensen Investment Management,Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Vice President and Secretary	1 Year Term; Served as Vice President from July 2001 to March 2002 and since June 2005; Served as Secretary since March 2002.	Vice President and Director (2000 – February 2007) and Chairman and Director (February 2007 – present) of Jensen Investment Management, Inc.; Vice President of Principal Financial Group, an insurance company (1997 – 2000).	N/A	N/A

Brian S. Ferrie,* 50 Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Director of Finance and Chief Compliance Officer (2003 – February 2007) and Vice President, Treasurer and Chief Compliance Officer, and Director (February 2007 – present) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group Inc. (1994 – 2001).	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.

**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.

25

Investment Adviser

Jensen Investment Management, Inc.
5300 Meadows Road
Suite 250
Lake Oswego, OR 97035
800.992.4144
www.jenseninvestment.com

Fund Administrator,
Transfer Agent,
and Fund Accountant

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Legal Counsel

Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

     This report has been prepared for
shareholders and may be distributed
to others only if preceded or
accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics has previously been filed.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Robert E. Harold, CPA (Retired), is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant during the last two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2009	FYE 5/31/2008
Audit Fees	$35,000	$31,500
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2009	FYE 5/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2009	FYE 5/31/2008
Registrant	0	0
Registrant’s Investment Adviser	$10,810	$11,323

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2004.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc.

By (Signature and Title)*		/s/ Robert McIver
Robert McIver, President

Date	7/29/2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert McIver
Robert McIver, President

Date	7/29/2009

By (Signature and Title)*		/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	7/29/2009

* Print the name and title of each signing officer under his or her signature.